UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 12, 2026
Date of Report (Date of earliest event reported)
__________________________________________
MillerKnoll, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLKN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders of MillerKnoll, Inc. (the “Company”) held on October 12, 2026, the Company’s shareholders approved the MillerKnoll, Inc. 2026 Long-Term Incentive Plan (the “Plan”). The Plan replaces the Company’s existing Long-Term Incentive Plan approved by shareholders in 2025. The Plan provides for the grant of a variety of equity-based awards, such as stock options, stock appreciation rights, restricted stock and restricted stock units, performance stock units, and other stock-based awards. The Plan authorizes awards to non-employee directors and all employees of the Company or its subsidiaries, including named executive officers. Subject to certain adjustments, the maximum number of shares that may be issued under the Plan is 23,964,945 shares. A copy of the Plan was attached as Appendix B to the Company’s proxy statement filed with the SEC on August 28, 2026.

Item 5.07    Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of the Company was held on October 12, 2026, at which the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company's proxy statement, filed with the SEC on August 28, 2026. The voting results are as follows:

(1) The following nominees were elected to serve three-year terms on the Company's Board of Directors by the following votes:

Nominee	For	Withheld	Broker non-votes
Jeanne K. Gang	57,569,433	1,541,099	5,807,699
Michael R. Smith	57,337,444	1,773,088	5,807,699
Claire F. Spofford	58,554,625	555,907	5,807,699

(2) The compensation paid to the Company's named executive officers was approved on an advisory basis by the following votes:

For	Against	Abstain	Broker non-votes
57,535,678	1,455,964	118,890	5,807,699

(3) The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 29, 2027, was ratified by the following votes:

For	Against	Abstain	Broker non-votes
64,449,678	405,676	62,877	N/A

(4) The approval of the MillerKnoll, Inc. 2026 Long-Term Incentive Plan by the following votes:

For	Against	Abstain	Broker non-votes
50,343,262	8,653,283	113,987	5,807,699

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	October 13, 2026	MillerKnoll, Inc.
		By:	/s/ Kevin J. Veltman
Kevin J. Veltman Chief Financial Officer